LANI LLC DBA PASS EXPLORATION
(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

FOR THE PERIOD FROM JUNE 20, 2011 (INCEPTION) TO DECEMBER 31, 2011, AND THE EIGHT-MONTH PERIOD ENDED AUGUST 31, 2012

LANI LLC DBA PASS EXPLORATION
(A DEVELOPMENT STAGE COMPANY)
FOR THE PERIOD FROM JUNE 30, 2011 (INCEPTION)
TO DECEMBER 31, 2011, AND THE EIGHT-MONTH
PERIOD ENDED AUGUST 31, 2012

TABLE OF CONTENTS

BROWN ARMSTRONG
CERTIFIED PUBLIC ACCOUNTANTS

MAIN OFFICE
4200 TRUXTUN AVENUE
SUITE 300
BAKERSFIELD, CA 93309
TEL 661.324.4971
FAX 661.324.4997
EMAIL info@bacpas.com
560 CENTRAL AVENUE
SHAFTER, CALIFORNIA 93263
TEL 661.746.2145
FAX 661.746.1218
8050 N. PALM AVENUE
SUITE 300
FRESNO, CALIFORNIA 93711
TEL 559.476.3592
FAX 559.476.3593
790 E. COLORADO BLVD.
SUITE 908B
PASADENA, CALIFORNIA 91101
TEL 626.240.0920
FAX 626.240.0922
5250 CLAREMENT AVENUE
SUITE 237
STOCKTON, CA 95207
TEL 209.451.4833

BROWN ARMSTRONG
Certified Public Accountants

INDEPENDENT AUDITOR'S REPORT

Members and Management
Lani LLC dba Pass Exploration
Ventura, California

We have audited the accompanying financial statements of Lani LLC dba Pass Exploration (A Development Stage Company), for the periods ended August 31, 2012, and December 31, 2011, which collectively comprises Lani LLC dba Pass Exploration's basic financial statements, as listed in the table of contents. These financial statements are the responsibility of Lani LLC dba Pass Exploration's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the basic financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall basic financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that Lani LLC dba Pass Exploration will continue as a going concern. Lani LLC dba Pass Exploration continues to operate with very low cash reserves and, as discussed in Note 4 – Going Concern, Lani LLC dba Pass Exploration continues to rely on advances from its owners, which raises substantial doubt about its ability to continue operating. Management's plan regarding those matters is also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, the basic financial statements referred to above present fairly, in all material respects, the respective financial position of the balance sheets of Lani LLC dba Pass Exploration (A Development Stage Company) as of August 31, 2012, and December 31, 2011, and the respective changes in financial position for the periods then ended in conformity with accounting principles generally accepted in the United States of America.

BROWN ARMSTRONG
ACCOUNTANCY CORPORATION

Brown Armstrong Accountancy Corporation

Bakersfield, California
October 17, 2012

LANI LLC DBA PASS EXPLORATION
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS
AS OF DECEMBER 31, 2011, AND AUGUST 31, 2012

	August 31, 2012	December 31, 2011
ASSETS		
Current Assets		
Cash and Cash Equivalents	$ 4,615	$ 34,911
Accounts Receivable	-	1,454
Prepaid Expenses	2,049	3,666
Total Current Assets	6,664	40,031
Oil and Gas Properties, Net	-	-
Property and Equipment, Net	4,840	-
Deposits	21,200	-
TOTAL ASSETS	$ 32,704	$ 40,031
LIABILITIES AND MEMBERS' CAPITAL		
Liabilities		
Current Liabilities		
Accounts Payable	$ 1,577	$ 5,110
Deferred Prospect Fees	-	20,414
Short-Term Notes Payable	50,000	-
Total Liabilities	51,577	25,524
Members' Capital		
Member Investments	268,460	101,760
Member Distributions	(134,180)	(25,000)
Deficit Accumulated During the Development Stage	(153,153)	(62,253)
Total Members' Capital	(18,873)	14,507
TOTAL LIABILITIES AND MEMBERS' CAPITAL	$ 32,704	$ 40,031

The accompanying notes are an integral part of these financial statements.

LANI LLC DBA PASS EXPLORATION
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM JUNE 20, 2011 (INCEPTION) TO DECEMBER 31, 2011, THE EIGHT-MONTH PERIOD ENDING AUGUST 31, 2012, AND CUMULATIVE PERIOD FROM JUNE 20, 2011 (INCEPTION) TO AUGUST 31, 2012

	August 31, 2012	December 31, 2011	Cumulative Period from June 20, 2011, (inception) through August 31, 2012
Ordinary Income/Expense			
Expense			
Leaseshold Costs	$ 106,571	$ 60,804	$ 167,375
General and Administration	34,833	1,449	36,282
Total Expense	141,404	62,253	203,657
Other Income			
Gain on Sale of Assets	50,504	-	50,504
Total Other Income	50,504	-	50,504
Net Loss	$ (90,900)	$ (62,253)	$ (153,153)

The accompanying notes are an integral part of these financial statements.

LANI LLC DBA PASS EXPLORATION
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
FOR THE PERIOD FROM JUNE 20, 2011 (INCEPTION) TO DECEMBER 31, 2011,
AND THE EIGHT-MONTH PERIOD ENDING AUGUST 31, 2012

	Deficit Accumulated During Development Stage	Member Contributions	Total
Balance at Inception, June 20, 2011	$ -	$ -	$ -
Capital Contributions	-	101,760	101,760
Distributions	-	(25,000)	(25,000)
Net Loss	(62,253)	-	(62,253)
Balance, December 31, 2011	(62,253)	76,760	14,507
Capital Contributions	-	166,700	166,700
Distributions	-	(109,180)	(109,180)
Net Loss	(90,900)	-	(90,900)
Balance, August 31, 2012	$ (153,153)	$ 134,280	$ (18,873)

The accompanying notes are an integral part of these financial statements.

LANI LLC DBA PASS EXPLORATION
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
FOR THE PERIOD FROM JUNE 20, 2011 (INCEPTION) TO DECEMBER 31, 2011, THE EIGHT-MONTH PERIOD ENDING AUGUST 31, 2012, AND CUMULATIVE PERIOD FROM JUNE 20, 2011 (INCEPTION) TO AUGUST 31, 2012

	August 31, 2012	December 31, 2011	Cumulative Period from June 20, 2011, (inception) through August 31, 2012
Cash Flows from Operating Activities:			
Net Loss	$ (90,900)	$ (62,253)	$ (153,153)
Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:			
Depreciation	171	-	171
Gain on Sale of Assets	(50,504)	-	(50,703)
Changes in Assets and Liabilities:			
(Increase)/Decrease in Accounts Receivable	1,454	(1,454)	-
(Increase) in Prepaid Expenses and Other Assets	(19,583)	(3,666)	(23,249)
Increase/(Decrease) in Accounts Payable	(3,533)	(44,890)	1,577
Net Cash Used in Operating Activities	(162,895)	(112,263)	(225,357)
Cash Flows from Investing Activities:			
(Purchase) of Oil and Gas Property	(94,910)	-	(94,910)
(Purchase) of Office Equipment	(5,011)	-	(5,011)
Net Cash Used in Investing Activities	(99,921)	-	(99,921)
Cash Flows from Financing Activities:			
Member Contributions	166,700	47,174	213,874
Distributions to Members	(109,180)	(25,000)	(134,180)
Prospect Fees	125,000	75,000	200,000
Proceeds from Short-Term Borrowing	50,000	50,000	50,000
Net Cash Provided by Financing Activities	232,520	147,174	329,694
Net Increase (Decrease) in Cash and Cash Equivalents	(30,296)	34,911	4,416
Cash and Cash Equivalents at the Beginning of the Year	34,911	-	-
Cash and Cash Equivalents at the End of the Year	$ 4,615	$ 34,911	$ 4,416

SUPPLEMENTAL DISCLOSURE OF NON-CASH TRANSACTIONS

Member Contributions - Oil and Gas Property	$ -	$ 54,586	$ 54,586

The accompanying notes are an integral part of these financial statements.

NOTE 1 – NATURE OF BUSINESS AND ACCOUNTING POLICIES

Organization

Lani LLC dba Pass Exploration (the LLC) was formed in the State of California March 2011. Pass Exploration, dba of Lani LLC, was formed June 2011 for the purpose of acquiring and developing interests in certain oil and gas properties. The LLC is engaged in acquisition, exploration, exploitation, development, and production of oil and gas reserves in the United States. The LLC may structure its investments through direct working interest or royalty interest ownership, or through the purchase of debt, equity, or hybrid securities issued by companies that desire a value-added partner in the development of their oil and gas projects.

The LLC is in the development stage in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 915-10, "Development Stage Entities." The LLC has been in the development stage since inception.

Lani LLC is comprised of three members, each having equal 33.33% membership in the LLC. There is no managing member, and each member has equal rights. The members are Robert Rosenthal, Donald Boyd, and Rob Hoar.

Summary of Significant Accounting Policies

Cash and Cash Equivalents

The LLC considers all short-term, highly liquid investments, generally with maturity of three months or less at time of purchase, to be cash equivalents.

Concentration of Credit Risk

The LLC's cash, cash equivalents, and accounts receivable are exposed to concentrations of credit risk. The LLC manages the risk associated with the cash and cash equivalents by investing these funds with major financial institutions thereby minimizing exposure for deposits in excess of federally insured amounts. On occasion, the LLC may have cash in banks in excess of federally insured amounts. We believe that credit risk associated with cash is remote. The LLC manages the risk associated with the accounts receivable by evaluating the economic risk associated with its customers and by monitoring collectability of the receivables.

Members' Use of Estimates

Preparation of the LLC's financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make various assumptions, judgments and estimates that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Changes in these assumptions judgments and estimates will occur as a result of the passage of time and the occurrence of future events and, accordingly, actual results could differ from amounts initially established.

NOTE 1 – NATURE OF BUSINESS AND ACCOUNTING POLICIES (Continued)

Summary of Significant Accounting Policies (Continued)

Allowance for Bad Debts

Members review accounts receivable on a regular basis to determine if any receivables will potentially be uncollectible. Members then include any accounts receivable that are determined to be uncollectible, along with a general reserve, in the overall allowance for doubtful accounts. After all attempts to collect the receivables have failed, the receivable is written off against the allowance. As of August 31, 2012, based on information available, members consider all accounts receivable to be fully collected, and, accordingly, no allowance for doubtful accounts has been recorded.

Deposits

Deposits consist of a $20,000 bond held by the State of California and lease deposits.

Income Taxes

Taxable income and losses of the LLC are reported on the individual income tax returns of the respective members and no provision for federal income taxes has been reported on the accompanying financial statements.

The LLC adopted the provisions of ASC 740-10, "Accounting for Income Taxes," accounting for uncertainty in income taxes, on June 30, 2011. The implementation of this standard has no impact on the financial statements. As of both the date of adoption and as of August 31, 2012, the unrecognized tax benefit accrual was zero.

The LLC will recognize future accrued interest and penalties to unrecognized tax benefits in income tax expense if incurred. The LLC was formed in 2011 and is subject to federal and state tax examinations by tax authorities for all tax filing years under the Statute of Limitations.

Oil and Gas Property

Under the successful efforts method of accounting for oil and gas activities, the costs of productive wells, development dry holes, related asset retirement obligation (ARO) assets, and productive leases are capitalized and depleted, principally by field, on a unit-of-production basis over the life of the remaining proved reserves. The costs of unsuccessful projects (other than development dry holes) are expensed. Gains or losses are generally recognized when an interest in an entire field is sold.

Capitalized costs for unproved oil and gas properties are assessed at least annually to determine if impairment in value needs to be recognized and a loss is recognized at the time of impairment by providing an impairment allowance. Proceeds from sales of partial interests in unproved leases are accounted for as a recovery of cost without recognizing any gain or loss unless the sales price exceeds the carrying amount. As of August 31, 2012, and December 31, 2011, the LLC had $149,279 and $54,387, respectively, in capitalized costs for unproved oil and gas property. At December 31, 2011, the LLC received $75,000 in prospect fees in anticipation of the sale of a partial interest in unproved leases. Of this amount, $54,387 was recorded as cost recovery and $20,613 was recorded as deferred prospect fees. At August 31, 2012, the LLC recorded total prospect fees received of $200,000 related to the sale of a partial interest in unproved property, as described in Note 3 below, as cost recovery of its $149,279 in capitalized leasehold costs and the remaining as a gain of $50,703.

The LLC capitalizes exploratory well costs if there are sufficient quantities of reserves to justify completion of the well or if the LLC is making significant progress towards assessing the quantities of reserves. As of August 31, 2012, and December 31, 2011, the LLC had no capitalized exploratory well costs. Other exploration costs, including certain geological and geophysical expenses and delay rentals for oil and gas leases, are charged to expenses as incurred. Maintenance and repairs are charged to expense, and renewals and betterments are capitalized to the appropriate property and equipment accounts.

NOTE 1 – NATURE OF BUSINESS AND ACCOUNTING POLICIES (Continued)

Summary of Significant Accounting Policies (Continued)

Oil and Gas Property (Continued)

Unproved oil and gas property costs are transferred to proved oil and gas properties if the properties are subsequently determined to be productive and are assigned proved reserves. Proceeds from sales of partial interest in unproved leases are accounted for as a recovery of cost without recognizing any gain until all costs are recovered. Unproved oil and gas properties are assessed periodically for impairment based on remaining lease terms, drilling results, reservoir performance, commodity price outlooks, or future plans to develop acreage.

The LLC reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of its carrying value may have occurred. The LLC estimates the expected future cash flows of its oil and gas properties and compares such future cash flows to the carrying amount of the oil and gas properties to determine if the carrying amount is recoverable. If the carrying amount exceeds the estimated undiscounted future cash flows, the LLC will adjust the carrying amount of the oil and gas properties to fair value. The factors used to determine fair value include, but are not limited to, estimates of proved reserves, future commodity pricing, future production estimates, anticipated capital expenditures, and a discount rate commensurate with the risk associated with realizing the expected cash flows projected. The LLC had no properties classified as proved and no impairment charges were recognized during the eight-month period ended August 31, 2012, or the year ended December 31, 2011.

Depletion, depreciation, and amortization (DD&A) of capitalized costs related to proved oil and gas properties is calculated on a well-by-well basis using the units-of-production method based upon proved reserves. The computation of DD&A takes into consideration restoration, dismantlement, and abandonment costs as well as the anticipated proceeds from salvaging equipment. For the year ended December 31, 2011, and the period ended August 31, 2012, the LLC has not recorded DD&A expense.

The LLC follows the provisions of ASC 410-10, "Asset Retirement Obligations," at such time as it acquires or drills oil and gas wells. The estimated fair value of the future costs associated with the dismantlement, abandonment, and restoration of oil and gas properties will be recorded when incurred, generally upon acquisition or completion of a well. The estimated costs will be discounted to present values using a credit adjusted risk free rate over the estimated economic life of the oil and gas properties. Such costs will be capitalized as part of the related asset. The asset will be depleted on the units-of-production method. The associated liability will be classified in other long-term liabilities in the accompanying balance sheets. The liability will be periodically adjusted to reflect (1) new liabilities incurred, (2) liabilities settled during the period, (3) accretion expense, and (4) revisions to estimated future cash flow requirements. The accretion expense will be recorded as a component of DD&A expense in the accompanying statement of operations.

Under the provisions of ASC 410-10, the LLC has not recorded an asset retirement obligation as of August 31, 2012.

Non-Oil and Gas Property and Equipment – Property and equipment, such as computer and office equipment, are recorded at cost. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets, which range from five to seven years.

NOTE 1 – NATURE OF BUSINESS AND ACCOUNTING POLICIES (Continued)

Summary of Significant Accounting Policies (Continued)

Fair Value Measurements

The LLC follows FASB ASC 820, "Fair Value Measurements and Disclosures," which defines fair value, establishes a framework for using fair value to measure assets and liabilities, and expands disclosures about fair value measurements. The statement establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the LLC. Unobservable inputs are inputs that reflect the LLC's assumptions of what market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of the inputs as follows:

Level 1: Quoted prices are available in active markets for identical assets or liabilities;

Level 2: Quoted prices in active markets for similar assets and liabilities that are observable for the asset or liability; or

Level 3: Unobservable pricing inputs that are generally less observable from objective sources, such as discounted cash flow models or valuations.

ASC 820 requires financial assets and liabilities to be classified based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement requires judgment, and may affect the valuation of the fair value of assets and liabilities and their placement within the fair value hierarchy levels.

The LLC's financial instruments consist of cash and cash equivalents, accounts receivable, prepaid expenditures, and short-term liabilities. The fair value of these financial instruments approximates the book value due to the short-term nature of these balances.

Commitments and Contingent Liabilities

The LLC is engaged in oil and gas exploration and production and may become subject to certain liabilities as they relate to environmental cleanup of well sites or other environmental restoration procedures as they relate to the drilling of oil and gas wells and the operations. In the LLC's acquisition of existing or previously drilled well bores, the LLC may not be aware of what environmental safeguards were taken at the time such wells were drilled or during such time the wells were operated. Should it be determined that a liability exists with respect to any environmental clean up or restoration, the liability to cure such a violation could fall upon the LLC. Management believes its properties are operated in conformity with local, state, and federal regulations. No claim has been made, nor is the LLC aware of any uninsured liability which the LLC may have, as it relates to any environmental cleanup, restoration, or the violation of any rules or regulations.

The LLC is actively pursuing leaseholds in the Tejon Footwall Extension Area of Mutual Interest. Through period ending August 31, 2012, the LLC has procured 1,240 gross acres and 620 cumulative net acres.

Recent Accounting Pronouncements

The LLC has reviewed all recently issued, but not yet effective, accounting pronouncements and does not believe the future adoption of any such pronouncements may be expected to cause a material impact of the LLC's financial condition or results of its operations. Various accounting standards and interpretations were issued in 2011 with effective dates subsequent to December 31, 2011. The LLC has evaluated the recently issued accounting pronouncements that are effective in 2011 and believe that none of them will have a material effect on the LLC's financial position, results or operations, or cash flows when adopted.

NOTE 1 – <u>NATURE OF BUSINESS AND ACCOUNTING POLICIES</u> (Continued)

Summary of Significant Accounting Policies (Continued)

<u>Recent Accounting Pronouncements</u> (Continued)

Further, the LLC is closely monitoring the joint standard-setting efforts of the Financial Accounting Standards Board and the International Accounting Standards Board. There are a large number of pending accounting standards that are being targeted for completion in 2012 and beyond , including but not limited to, standards relating to revenue recognition, accounting for leases, fair value measurements, accounting financial instruments, disclosure of loss contingencies, and financial statements presentation. Because these pending standards have not yet been finalized, at this time the LLC is not able to determine the potential future impact that these standards will have, if any, on the LLC's financial position, results in operations, or cash flows.

<u>Off-Balance Sheet Arrangements</u>

The LLC has no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on its financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to members.

NOTE 2 – <u>UNPROVED LEASEHOLDS</u>

The Boyd Family Trust received a partial assignment of the leasehold called Tejon Footwall Proper in April 2011 from Neon Energy for 40% working interest in said lease. The Boyd Family Trust contributed this working interest to Lani LLC at a contributed price of $42,926 in June 2011.

The LLC is also actively pursuing leaseholds in the Tejon Footwall Extension Area of Mutual Interest. Through period ending August 31, 2012, the LLC has procured 1,240 gross acres and 620 cumulative net acres at a cost of $26,429.31.

The LLC signed a prospect agreement with Solimar Energy LLC (Solimar) on June 3, 2011, entitling Solimar to 35% of the LLC's 40% working interest in Tejon Footwall Proper as well as 50% working interest in any and all acquisitions in the Tejon Extension area. In exchange, Solimar agreed to pay a $200,000 prospect fee and was to commence drilling on an exploratory well no later than March 31, 2012. This agreement was voided on August 6, 2012, resulting in an amended agreement described below.

In August 2012, the LLC signed a Purchase and Sale Agreement with Neon Energy assigning the LLC Neon Energy's 20% interest in the Tejon Footwall Proper, along with operatorship. The cost of this exchange to the LLC was $60,000.00.

On August 6, 2012, the LLC signed an amended agreement with Solimar to exchange 17.5% interest in the Tejon Footwall Proper. This agreement provides the LLC with operatorship of shallow drilling on the leasehold, while allowing Solimar operatorship on deep drilling on this same leasehold. Under the original agreement, Solimar paid the LLC a $200,000 prospect fee, which was recorded as cost recovery to the extent of the LLC's capitalized undeveloped leasehold costs, with the remainder allocated to gain on sale of assets as of August 31, 2012.

	August 31, 2012	December 31, 2011
Unproved Leaseholds	$ 149,496	$ 54,586
Prospect Fees	(149,496)	(54,586)
Oil and Gas Properties, Net	$ -	$ -

NOTE 3 – RELATED PARTY TRANSACTIONS

Lani LLC entered into a short-term loan with ASPS Energy Investments, Ltd., on September 7, 2012, for the principal sum of $50,000.00, with interest rate of 3%. The terms of the note are payable in one year, on September 6, 2013, when the full amount of principal and interest shall be paid in full.

NOTE 4 – GOING CONCERN

The financial statements accompanying this report have been prepared on a going concern basis, which implies that the LLC will continue to realize its assets and discharge its liabilities and commitments in the normal course of business. The continuation of the LLC as a going concern is dependent upon the continued financial support from its members and raising additional financial support from partnerships on future exploration projects.

NOTE 5 – SUBSEQUENT EVENTS

Management has evaluated subsequent events through October 17, 2012, the date which the financial statements were available to be issued.